Filed pursuant to Rule 497(a)

File No. 333-195003

Rule 482 ad

Garrison Capital Inc. Announces Public Offering by Selling Stockholders

NEW YORK, NY – March 18, 2015 – Garrison Capital Inc., a business development company (the “Company”) (NASDAQ: GARS), announced that certain of its stockholders (the “Selling Stockholders”), affiliates of funds managed or advised by Garrison Investment Group LP, plan to make a secondary public offering of 809,990 shares of common stock pursuant to the Company’s shelf registration statement, which was filed with, and has been declared effective by, the Securities and Exchange Commission. The Selling Stockholders also expect to grant the underwriters an option to purchase up to an additional 75,000 shares of common stock to cover over-allotments, if any. The Company will not receive any proceeds from the sale of shares in the offering.

The offering of the shares of common stock of the Company by the Selling Stockholders is being completed as part of the liquidation of the remaining assets of the Selling Stockholders. Joseph Tansey, Mitchell Drucker, Brian Chase and other senior members of the corporate finance team of Garrison Investment Group LP are not selling any shares in the offering and will continue to own the same number of shares as have been publicly disclosed prior to the offering.

Robert W. Baird & Co., Incorporated is serving as sole book-running manager for the offering.

Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. The preliminary prospectus supplement dated March 18, 2015 and the accompanying prospectus dated July 14, 2014, which have been filed with the Securities and Exchange Commission, contain this and other information about the Company and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from the sole book-running manager at the following address: Robert W. Baird & Co., Incorporated., Attention: Syndicate Department, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, telephone: 800-792-2413 or email: syndicate@rwbaird.com.

ABOUT GARRISON CAPITAL INC.

Garrison Capital Inc. is a business development company that primarily invests in loans to U.S. based middle-market companies. The Company’s investment activities are managed by its investment adviser, Garrison Capital Advisers LLC, an affiliate of Garrison Investment Group.

ABOUT GARRISON INVESTMENT GROUP

Garrison Investment Group is an alternative investment and asset management firm founded in March 2007. Garrison Investment Group invests opportunistically in the debt of middle-market companies, primarily in the areas of corporate finance, real estate finance and structured finance.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements as a result of a number of factors, including those described from time to time in filings with the Securities and Exchange Commission. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Contact:

Garrison Capital Inc.

Brian Chase

(212) 372-9590